AMENDMENT NO. 5 TO
                         MANAGEMENT AGREEMENT (C CLASS)

         THIS AMENDMENT NO. 5 TO MANAGEMENT AGREEMENT (C CLASS) is made as of the 1st day of May, 2004, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies (other than American Century Quantitative Equity Funds, Inc., a Maryland corporation ("ACQEF, Inc.")) are parties to a certain Management Agreement (C Class) dated September 16, 2000, to be effective May 1, 2001, amended August 1, 2001, December 3, 2001, July 1, 2002 and September 3, 2002 (the "Agreement"); and

         WHEREAS, Companies and Investment Manager now desire to amend the Agreement to add ACQEF, Inc. as a party thereto;

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

                  1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

                  2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 4.

                  3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

AMERICAN CENTURY INVESTMENT            AMERICAN CENTURY CALIFORNIA TAX-FREE
  MANAGEMENT, INC.                                     AND MUNICIPAL FUNDS
                                       AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                       AMERICAN CENTURY INVESTMENT TRUST
                                       AMERICAN CENTURY MUNICIPAL TRUST
                                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.


By:  ______________________________          By:  ______________________________
Name:  David C. Tucker                       Name:  Charles C.S. Park
Title:    Senior Vice President              Title: Vice President of each


Attest:  ___________________________         Attest:  __________________________
Name: Otis H. Cowan                          Name:  Otis H. Cowan
Title:  Assistant Secretary                  Title:  Assistant Secretary of each

A-1
                                     Exhibit A

             Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                                Date

American Century California Tax-Free and Municipal Funds
         California High-Yield Municipal Fund                        May 1, 2001
         California Intermediate-Term Tax-Free Fund                  May 1, 2001
         California Long-Term Tax-Free Fund                          May 1, 2001

American Century Government Income Trust
         Ginnie Mae Fund (formerly GNMA Fund)                        May 1, 2001
American Century Investment Trust
         Prime Money Market Fund                                     May 1, 2001
         High-Yield Fund                                            July 1, 2002
         Diversified Bond Fund                                 September 3, 2002

American Century Municipal Trust
         Arizona Municipal Bond Fund (formerly Arizona               May 1, 2001
         Intermediate-Term Municipal Fund)
         Florida Municipal Bond Fund (formerly Florida               May 1, 2001
         Intermediate-Term Municipal Fund)
         Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free
         Fund)                                                       May 1, 2001
         High-Yield Municipal Fund                                   May 1, 2001

American Century Quantitative Equity Funds, Inc.
         Equity Growth Fund                                          May 1, 2004
         Income & Growth Fund                                        May 1, 2004

American Century Target Maturities Trust
         Target 2030 Fund                                            May 1, 2001


Dated  May 1, 2004

B-1
                                                           Exhibit B

                                                 Series Investment Categories

Investment Category                 Series

Bond Funds                          Arizona Muncipal Bond Fund (formerly Arizona
                                    Intermediate-Term Municipal Fund)
                                    California High-Yield Municipal Fund
                                    California Intermediate-Term Tax-Free Fund
                                    California Long-Term Tax-Free Fund
                                    Florida Municipal Bond Fund (formerly
                                    Florida Intermediate-Term Municipal Fund)
                                    Ginnie Mae Fund (formerly GNMA Fund)
                                    High-Yield Municipal Fund
                                    Tax-Free Bond Fund (formerly Intermediate-
                                    Term Tax-Free Fund)
                                    Target 2030 Fund
                                    High-Yield Fund
                                    Diversified Bond Fund

Investment Category                 Series

Equity Funds                        Equity Growth Fund
                                    Income & Growth Fund


Investment Category                 Series

Money Market Funds                  Prime Money Market Fund


Dated:  May 1, 2004

C-5
                                           Exhibit C

                       Investment Category Fee Schedules: Money Market Funds

                                        Schedule 1 Funds:
                                             none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2500%
                           Next $1 billion                    0.2070%
                           Next $3 billion                    0.1660%
                           Next $5 billion                    0.1490%
                           Next $15 billion                   0.1380%
                           Next $25 billion                   0.1375%
                           Thereafter                         0.1370%


                                        Schedule 2 Funds:
                                              none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2700%
                           Next $1 billion                    0.2270%
                           Next $3 billion                    0.1860%
                           Next $5 billion                    0.1690%
                           Next $15 billion                   0.1580%
                           Next $25 billion                   0.1575%
                           Thereafter                         0.1570%


                                            Schedule 3 Funds:
                                        Prime Money Market Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3700%
                           Next $1 billion                    0.3270%
                           Next $3 billion                    0.2860%
                           Next $5 billion                    0.2690%
                           Next $15 billion                   0.2580%
                           Next $25 billion                   0.2575%
                           Thereafter                         0.2570%

                                             Schedule 4 Funds:
                                                  none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2300%
                           Next $1 billion                    0.1870%
                           Next $3 billion                    0.1460%
                           Next $5 billion                    0.1290%
                           Next $15 billion                   0.1180%
                           Next $25 billion                   0.1175%
                           Thereafter                         0.1170%


                                   Category Fee Schedules: Bond Funds

                                         Schedule 1 Funds:
                                California Intermediate-Term Tax-Free Fund
                                    California Long-Term Tax-Free Fund
                        Arizona Municipal Bond Fund (formerly Arizona
                                        Intermediate-Term Municipal Fund)
                        Florida Municipal Bond Fund (formerly Florida
                                        Intermediate-Term Municipal Fund)
                                 Tax-Free Bond Fund (formerly Intermediate-
                                        Term Tax-Free Fund)

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2800%
                           Next $1 billion                    0.2280%
                           Next $3 billion                    0.1980%
                           Next $5 billion                    0.1780%
                           Next $15 billion                   0.1650%
                           Next $25 billion                   0.1630%
                           Thereafter                         0.1625%


                                            Schedule 2 Funds:
                                    California High-Yield Municipal Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3100%
                           Next $1 billion                    0.2580%
                           Next $3 billion                    0.2280%
                           Next $5 billion                    0.2080%
                           Next $15 billion                   0.1950%
                           Next $25 billion                   0.1930%
                           Thereafter                         0.1925%

                                   Category Fee Schedules: Bond Funds
                                          (continued)

                                           Schedule 3 Funds:
                                 Ginnie Mae Fund (formerly GNMA Fund)
                                         Target 2030 Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3600%
                           Next $1 billion                    0.3080%
                           Next $3 billion                    0.2780%
                           Next $5 billion                    0.2580%
                           Next $15 billion                   0.2450%
                           Next $25 billion                   0.2430%
                           Thereafter                         0.2425%


                                          Schedule 4 Funds:
                                                none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.6100%
                           Next $1 billion                    0.5580%
                           Next $3 billion                    0.5280%
                           Next $5 billion                    0.5080%
                           Next $15 billion                   0.4950%
                           Next $25 billion                   0.4930%
                           Thereafter                         0.4925%

                                       Schedule 5 Funds:
                                    High-Yield Municipal Fund
                                    Diversified Bond Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.4100%
                           Next $1 billion                    0.3580%
                           Next $3 billion                    0.3280%
                           Next $5 billion                    0.3080%
                           Next $15 billion                   0.2950%
                           Next $25 billion                   0.2930%
                           Thereafter                         0.2925%

                                       Schedule 6 Funds:
                                       High-Yield Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.6600%
                           Next $1 billion                    0.6080%
                           Next $3 billion                    0.5780%
                           Next $5 billion                    0.5580%
                           Next $15 billion                   0.5450%
                           Next $25 billion                   0.5430%
                           Thereafter                         0.5425%

                                     Category Fee Schedules: Equity Funds

                                            Schedule 1 Funds:
                                           Equity Growth Fund
                                          Income & Growth Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.5200%
                           Next $5 billion                    0.4600%
                           Next $15 billion                   0.4160%
                           Next $25 billion                   0.3690%
                           Next $50 billion                   0.3420%
                           Next $150 billion                  0.3390%
                           Thereafter                         0.3380%

                                           Schedule 2 Funds:
                                                 none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.7200%
                           Next $5 billion                    0.6600%
                           Next $15 billion                   0.6160%
                           Next $25 billion                   0.5690%
                           Next $50 billion                   0.5420%
                           Next $150 billion                  0.5390%
                           Thereafter                         0.5380%


Dated:  May 1, 2004

                                            Exhibit D

                                      Complex Fee Schedule

                           Complex Assets                     Fee Rate
                           --------------                     --------
                           First $2.5 billion                 0.3100%
                           Next $7.5 billion                  0.3000%
                           Next $15.0 billion                 0.2985%
                           Next $25.0 billion                 0.2970%
                           Next $50.0 billion                 0.2960%
                           Next $100.0 billion                0.2950%
                           Next $100.0 billion                0.2940%
                           Next $200.0 billion                0.2930%
                           Next $250.0 billion                0.2920%
                           Next $500.0 billion                0.2910%
                           Thereafter                         0.2900%


Dated:  May 1, 2004